                                                                    EXHIBIT 10.1

                               EXCHANGE AGREEMENT

            EXCHANGE AGREEMENT, dated as of January 22, 1999 (the "Agreement"), among GOMEZ ADVISORS, INC., a Delaware corporation ("Issuer"), THE ASHTON TECHNOLOGY GROUP, INC., a Delaware corporation ("Ashton"), JULIO GOMEZ, an individual ("Gomez"), JOHN ROBB, an individual ("Robb"), ALEXANDER STEIN, an individual ("Stein", and together with Gomez and Robb, the "Gomez Principals"), FREDRIC W. RITTEREISER, an individual ("Rittereiser"), K. IVAN F. GOTHNER, an individual ("Gothner"), and ARTHUR J. BACCI, an individual ("Bacci", and together with Rittereiser and Gothner, the "Ashton Executives").

                                R E C I T A L S:

            Each of Issuer and Ashton desires to exchange all of Ashton's rights and interest in $1,475,000 of loans made by Ashton to Issuer (including all accrued interest, the "Ashton Loans") for 59,000 shares (the "Old Shares") of Common Stock, par value $.0001 per share, of Issuer (the "Old Common Stock").

            Each of Issuer and Ashton desires to exchange 60,000 shares (the "Exchanged Shares") of Old Common Stock owned by Ashton for 4,905 shares (the "Preferred Shares") of Convertible Voting Preferred Stock, par value $.01 per share, of Issuer (the "Preferred Stock").

            Issuer and each Ashton Executive desire to exchange all of the Ashton Executives' rights and interest in options to purchase 1,500,000 shares of Old Common Stock at an exercise price of $.01 per share (the "Ashton Options") and the sum of $10,000 for 1,000 shares (the

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"Ashton Executives Shares") of Class A Common Stock, par value $.0001 per share, of Issuer (the "New Common Stock").

            Each of Issuer and Gomez desire to exchange all of Gomez's rights and interest in options to purchase 1,500,000 shares of Old Common Stock at an exercise price of $.01 per share (the "Gomez Founder Options") and the sum of $10,510 for 1,051 shares (the "Gomez Shares") of New Common Stock. In addition, each of Issuer and Gomez desire to exchange all of Gomez's rights and interest in options to purchase 1,000,000 shares of Old Common Stock at an exercise price of $1.00 per share (the "Gomez Incentive Options") for options to purchase 1,501 shares of New Common Stock pursuant to an option agreement in the form of Exhibit A hereto (the "New Gomez Options").

            Each of Issuer and Robb desire to exchange all of Robb's rights and interest in options to purchase 750,000 shares of Old Common Stock at an exercise price of $.01 per share (the "Robb Founder Options") and the sum of $5,260 for 526 shares (the "Robb Shares") of New Common Stock. In addition, each of Issuer and Robb desire to exchange all of Robb's rights and interest in options to purchase 500,000 shares of Old Common Stock at an exercise price of $1.00 per share (the "Robb Incentive Options") for options to purchase 751 shares of New Common Stock pursuant to an option agreement in the form of Exhibit A hereto (the "New Robb Options").

            Each of Issuer and Stein desire to exchange all of Stein's rights and interest in options to purchase 750,000 shares of Old Common Stock at an exercise price of $.01 per share (the "Stein Founder Options") and the sum of $5,260 for 526 shares (the "Stein Shares", and together with the Gomez Shares and the Robb Shares, the "Gomez Principals Shares") of New Common Stock. In addition, each of Issuer and Stein desire to exchange all of Stein's rights and interest in options to purchase 500,000 shares of Old Common Stock at an exercise price of $1.00 per share (the "Stein Incentive Options") for options to purchase 751 shares of New


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

Common Stock pursuant to an option agreement in the form of Exhibit A hereto (the "New Stein Options", and together with the New Gomez Options and the New Robb Options, the "Gomez Principals Options").

            In consideration of the foregoing recitals and the mutual agreements hereinafter set forth, the parties agree as follows:

1. The Exchange.

            1.1 Subscription for and Issuance of the Old Shares. Ashton hereby subscribes for, and Issuer herewith issues and delivers to Ashton, the Old Shares, registered in the name of Ashton. In exchange for the issuance of the Old Shares to Ashton, Ashton hereby releases, discharges and holds harmless Issuer from any and all claims, damages, liabilities, costs and expenses of any kind which Ashton had, has or may have arising from, in connection with, or relating to the Ashton Loans. Ashton hereby acknowledges receipt of certificates evidencing the Old Shares, registered in the name of Ashton.

            1.2 Subscription for and Issuance of the Preferred Shares. Ashton hereby subscribes for, and Issuer herewith issues and delivers to Ashton, the Preferred Shares, registered in the name of Ashton, in exchange for the transfer and delivery by Ashton to Issuer of the Exchanged Shares, duly endorsed to Issuer. Ashton hereby acknowledges receipt of certificates evidencing the Preferred Shares, registered in the name of Ashton. Ashton has herewith delivered to Issuer, and Issuer hereby acknowledges receipt of, certificates evidencing the Exchanged Shares, duly endorsed to Issuer.

            1.3 Subscription for and Issuance of the Ashton Executives Shares.
(a) Rittereiser hereby subscribes for, and Issuer herewith issues and delivers to Rittereiser, 500 shares of New Common Stock, registered in the name of Rittereiser. In exchange for such


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issuance, Rittereiser hereby (i) delivers a check payable to the order of Issuer in the amount of $5,000, and (ii) releases, discharges and holds harmless Issuer from any and all claims, damages, liabilities, costs and expenses of any kind which Rittereiser had, has or may have arising from, in connection with, or relating to the Ashton Options. Rittereiser hereby acknowledges receipt of certificates evidencing 500 shares of New Common Stock, registered in the name of Rittereiser. Issuer hereby acknowledges receipt of a check from Rittereiser in the amount of $5,000.

            (b) Gothner hereby subscribes for, and Issuer herewith issues and delivers to Gothner, 300 shares of New Common Stock, registered in the name of Gothner. In exchange for such issuance, Gothner hereby (i) delivers a check payable to the order of Issuer in the amount of $3,000, and (ii) releases, discharges and holds harmless Issuer from any and all claims, damages, liabilities, costs and expenses of any kind which Gothner had, has or may have arising from, in connection with, or relating to the Ashton Options. Gothner hereby acknowledges receipt of certificates evidencing 300 shares of New Common Stock, registered in the name of Gothner. Issuer hereby acknowledges receipt of a check from Gothner in the amount of $3,000.

            (c) Bacci hereby subscribes for, and Issuer herewith issues and delivers to Bacci, 200 shares of New Common Stock, registered in the name of Bacci. In exchange for such issuance, Bacci hereby (i) delivers a check payable to the order of Issuer in the amount of $2,000, and (ii) releases, discharges and holds harmless Issuer from any and all claims, damages, liabilities, costs and expenses of any kind which Bacci had, has or may have arising from, in connection with, or relating to the Ashton Options. Bacci hereby acknowledges receipt of certificates evidencing 200 shares of New Common Stock, registered in the name of Bacci. Issuer hereby acknowledges receipt of a check from Bacci in the amount of $2,000.

            1.4 Subscription for and Issuance of the Gomez Shares; Issuance of New Gomez Options. (a) Gomez hereby subscribes for, and Issuer herewith issues and delivers to Gomez, the Gomez Shares, registered in the name of Gomez. In exchange for such issuance, Gomez

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hereby (i) delivers a check payable to the order of Issuer in the amount of
$10,510, and (ii) releases, discharges and holds harmless Issuer from any and all claims, damages, liabilities, costs and expenses of any kind which Gomez had, has or may have arising from, in connection with, or relating to the Gomez Founder Options. Gomez hereby acknowledges receipt of certificates evidencing the Gomez Shares, registered in the name of Gomez. Issuer hereby acknowledges receipt of a check from Gomez in the amount of $10,510.

            (b) Issuer herewith issues and delivers to Gomez, the New Gomez Options, registered in the name of Gomez. In exchange for such issuance, Gomez hereby releases, discharges and holds harmless Issuer from any and all claims, damages, liabilities, costs and expenses of any kind which Gomez had, has or may have arising from, in connection with, or relating to the Gomez Incentive Options. Gomez hereby acknowledges receipt of the New Gomez Options, registered in the name of Gomez.

            1.5 Subscription for and Issuance of the Robb Shares; Issuance of New Robb Options. (a) Robb hereby subscribes for, and Issuer herewith issues and delivers to Robb, the Robb Shares, registered in the name of Robb. In exchange for such issuance, Robb hereby (i) delivers a check payable to the order of Issuer in the amount of $5,260, and (ii) releases, discharges and holds harmless Issuer from any and all claims, damages, liabilities, costs and expenses of any kind which Robb had, has or may have arising from, in connection with, or relating to the Robb Founder Options. Robb hereby acknowledges receipt of certificates evidencing the Robb Shares, registered in the name of Robb. Issuer hereby acknowledges receipt of a check from Robb in the amount of $5,260.

            (b) Issuer herewith issues and delivers to Robb, the New Robb Options, registered in the name of Robb. In exchange for such issuance, Robb hereby releases, discharges and holds harmless Issuer from any and all claims, damages, liabilities, costs and expenses of any

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kind which Robb had, has or may have arising from, in connection with, or relating to the Robb Incentive Options. Robb hereby acknowledges receipt of the New Robb Options, registered in the name of Robb.

            1.6 Subscription for and Issuance of the Stein Shares; Issuance of New Stein Options. (a) Stein hereby subscribes for, and Issuer herewith issues and delivers to Stein, the Stein Shares, registered in the name of Stein. In exchange for such issuance, Stein hereby (i) delivers a check payable to the order of Issuer in the amount of $5,260, and (ii) releases, discharges and holds harmless Issuer from any and all claims, damages, liabilities, costs and expenses of any kind which Stein had, has or may have arising from, in connection with, or relating to the Stein Founder Options. Stein hereby acknowledges receipt of certificates evidencing the Stein Shares, registered in the name of Stein. Issuer hereby acknowledges receipt of a check from Stein in the amount of $5,260.

            (b) Issuer herewith issues and delivers to Stein, the New Stein Options, registered in the name of Stein. In exchange for such issuance, Stein hereby releases, discharges and holds harmless Issuer from any and all claims, damages, liabilities, costs and expenses of any kind which Stein had, has or may have arising from, in connection with, or relating to the Stein Incentive Options. Stein hereby acknowledges receipt of the New Stein Options, registered in the name of Stein.

2. Representations and Warranties of Ashton. As an inducement to each of the other parties hereto to enter into this Agreement, Ashton hereby represents and warrants to each other party hereto as follows:

            2.1 Due Authorization, Etc. Ashton has all requisite power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Ashton

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have been duly authorized by all required corporate action on the part of
Ashton. This Agreement has been duly executed and delivered by Ashton and (assuming due authorization, execution and delivery by the other parties hereto) this Agreement constitutes the legal, valid and binding obligation of Ashton, enforceable against Ashton in accordance with its terms.

            2.2 No Conflicts. The execution and delivery by Ashton of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach of the provisions of, or constitute a default under, or result in any violation of, or require any consent under, or give to any third party any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Lien (as defined in Section 2.4) on any of the Shares (as defined in Section 5.5) or on any of the assets or properties of Ashton pursuant to (x) the Certificate of Incorporation or Bylaws of Ashton, or (y) any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which Ashton is a party.

            2.3 Securities Act of 1933. (a) Ashton understands that (i) the Preferred Shares and the Old Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), (ii) the Preferred Shares and the Old Shares are being acquired in a transaction exempt from the registration requirements of the Act and may not be transferred unless registered under the Act or exempt from such registration and (iii) the certificates representing the Preferred Shares and the Old Shares bear a restrictive legend to the foregoing effect.

            (b) Ashton acknowledges that (i) it is fully familiar with the terms of Issuer's Certificate of Incorporation and Bylaws and the rights and preferences of the Preferred Shares and other classes of Issuer's capital stock;
(ii) it is fully familiar with Issuer's financial condition, business activities and prospects; (iii) there is no assurance of any return on Ashton's investment in Issuer; (iv) Ashton may lose the entire amount of its investment in Issuer; and (v) the Preferred Shares are an illiquid investment and, for various reasons (including the absence of a public

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trading market in the Preferred Shares and in Issuer's common stock), Ashton may be required to hold the Preferred Shares indefinitely.

            2.4 Title to the Exchanged Shares. (a) Ashton owns the Exchanged Shares, free and clear of any claims, liens, pledges, security interests, mortgages or other encumbrances of any kind ("Liens").

            (b) (i) Ashton has the complete and unrestricted power and unqualified right to assign, transfer, convey and deliver the Exchanged Shares to Issuer without penalty or other adverse consequence, and (ii) following the deliveries contemplated hereby, Issuer will acquire ownership of the Exchanged Shares, free and clear of any Liens.

3. Representations and Warranties of the Ashton Executives. As an inducement to each of the other parties hereto to enter into this Agreement, each of the Ashton Executives, jointly and severally, hereby represents and warrants to each other party hereto as follows:

            3.1 Due Execution, Etc. Each Ashton Executive has all requisite legal capacity to enter into this Agreement, to carry out his obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by each Ashton Executive and (assuming due authorization, execution and delivery by the other parties hereto) this Agreement constitutes the legal, valid and binding obligation of each Ashton Executive, enforceable against each Ashton Executive in accordance with its terms.

            3.2 No Conflicts. The execution and delivery by each Ashton Executive of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach of the provisions of, or constitute a default under, or result in any violation of, or require any consent under, or give to any third party any rights of termination, amendment,

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acceleration, suspension, revocation or cancellation of, or result in the creation of any Lien on any of the Shares or on any of the assets or properties of the Ashton Executives pursuant to any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which such Ashton Executive is a party.

            3.3 Securities Act of 1933. (a) Each Ashton Executive understands that (i) the Ashton Executive Shares have not been registered under the Act,
(ii) the Ashton Executives Shares are being acquired in a transaction exempt from the registration requirements of the Act and may not be transferred unless registered under the Act or exempt from such registration and (iii) the certificates representing the Ashton Executives Shares bear a restrictive legend to the foregoing effect.

            (b) Each Ashton Executive acknowledges that (i) he is fully familiar with the terms of Issuer's Certificate of Incorporation and Bylaws and the rights and preferences of the Ashton Executive Shares and other classes of Issuer's capital stock; (ii) he is fully familiar with Issuer's financial condition, business activities and prospects; (iii) there is no assurance of any return on his investment in Issuer; (iv) he may lose the entire amount of his investment in Issuer; and (v) the Ashton Executive Shares are an illiquid investment and, for various reasons (including the absence of a public trading market in shares of New Common Stock), he may be required to hold the Ashton Executive Shares indefinitely.

4. Representations and Warranties of the Gomez Principals. As an inducement to each of the other parties hereto to enter into this Agreement, each of the Gomez Principals, jointly and severally, hereby represents and warrants to each other party hereto as follows:

            4.1 Due Execution, Etc. Each Gomez Principal has all requisite legal capacity to enter into this Agreement, to carry out his obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by each Gomez Principal and (assuming due authorization, execution and delivery by the other

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parties hereto) this Agreement constitutes the legal, valid and binding obligation of each Gomez Principal, enforceable against each Gomez Principal in accordance with its terms.

            4.2 No Conflicts. The execution and delivery by each Gomez Principal of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach of the provisions of, or constitute a default under, or result in any violation of, or require any consent under, or give to any third party any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Lien on any of the Shares or on any of the assets or properties of the Gomez Principals pursuant to any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which such Gomez Principal is a party.

            4.3 Securities Act of 1933. (a) Each Gomez Principal understands that (i) the Gomez Principals Shares and the Gomez Principals Options have not been registered under the Act, (ii) the Gomez Principal Shares and the Gomez Principals Options are being acquired in a transaction exempt from the registration requirements of the Act and may not be transferred unless registered under the Act or exempt from such registration and (iii) the certificates representing the Gomez Principals Shares and the Gomez Principals Options bear a restrictive legend to the foregoing effect.

            (b) Each Gomez Principal acknowledges that (i) he is fully familiar with the terms of Issuer's Certificate of Incorporation and Bylaws and the rights and preferences of the Gomez Principals Shares, the Gomez Principals Options and other classes of Issuer's capital stock; (ii) he is fully familiar with Issuer's financial condition, business activities and prospects; (iii) there is no assurance of any return on his investment in Issuer; (iv) he may lose the entire amount of his investment in Issuer; and (v) the Gomez Principals Shares and the Gomez Principals Options are an illiquid investment and, for various reasons (including the absence of a public trading market in Issuer's common stock), he may be required to hold the Gomez


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Principals Shares and the Gomez Principals Options indefinitely.

5. Representations and Warranties of Issuer. As an inducement to each of the parties hereto to enter into this Agreement, Issuer hereby represents and warrants to each party hereto as follows:

            5.1 Due Authorization, Etc. Issuer has all requisite power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Issuer have been duly authorized by all required corporate action on the part of Issuer. This Agreement has been duly executed and delivered by Issuer, and (assuming due authorization, execution and delivery by the other parties hereto) this Agreement constitutes the legal, valid and binding obligation of Issuer, enforceable against Issuer in accordance with its terms.

            5.2 Certificate of Designation. Attached hereto as Exhibit B is a true and correct copy of the Certificate of Designation governing the Preferred Shares (the "Certificate of Designation").

            5.3 No Conflicts. The execution and delivery by Issuer of this Agreement and the consummation of the transaction contemplated hereby will not conflict with or result in a breach of the provisions of, or constitute a default under, or result in any violation of, or require any consent under, or give to any third party any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Lien on any of the Shares or on any of the assets or properties of Issuer pursuant to
(x) the Certificate of Incorporation or Bylaws of Issuer, or (y) any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which Issuer is a party.

            5.4 Securities Act of 1933. (a) In accordance with Section 3(a)(9) of the Act, the offer, issuance and delivery of the Preferred Shares to Ashton in accordance with the terms hereof is exempt from the registration requirements of the Act. The issuance and delivery of any additional shares of Preferred Stock as a dividend payment on the Shares (the "Dividend Shares") in accordance with the Certificate of Designation is exempt from the registration requirements of the Act.

            (b) Assuming the accuracy of the representations and warranties set forth in Section 2.3, Section 3.3 and Section 4.3, the offer, issuance and delivery of the Old Shares, the Ashton Executive Shares and the Gomez Principals Shares in accordance with the terms hereof are exempt from the registration requirements of the Act.

            5.5 Title to the Shares. The Preferred Shares, Dividend Shares, the Old Shares, the Ashton Executive Shares and the Gomez Principals Shares (collectively, the "Shares") have been duly authorized for issuance and, upon issuance in accordance with the terms hereof, will be validly issued, fully paid and nonassessable. The issuance of the Shares is not subject to any preemptive or similar rights.

6. Covenants.

            6.1 Stockholders Agreement. Concurrently with the execution and delivery of this Agreement, each of the parties hereto shall enter into the Stockholders Agreement in the form of Exhibit C.

            6.2 Employee Incentive Plan of Issuer. Concurrently with the execution and delivery of this Agreement, Issuer's board of directors and stockholders shall adopt and approve the Employee Incentive Plan in the form of Exhibit D (the "Employee Incentive Plan").


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

            6.3 Issuance to Other Employees of Ashton. The Company hereby reserves 631 shares of New Common Stock to be issued to certain employees of Ashton (the "Ashton Employees") at a price of $10.00 per share of New Common Stock at the direction of Ashton; provided, however, that the number of shares of New Common Stock and the price per share shall be appropriately adjusted in the event of any increase or decrease in the number of issued shares of New Common Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by Issuer, or other change in corporate or capital structure. Each Ashton Employee who receives shares of New Common Stock pursuant to this Section 6.3 shall become a party to the Stockholders Agreement and shall be deemed to be an "Ashton Executive" thereunder.

7. Miscellaneous.

            7.1 Amendments. This Agreement may not be amended or terminated nor may any provision hereof be waived except by a writing signed by or on behalf of all parties hereto or, in the case of a waiver, by the party against whom such waiver may be asserted.

            7.2 Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by or on behalf of any party hereto in connection herewith shall survive until the expiration of any applicable statute of limitations.

            7.3 Successors and Assigns. The provisions of this Agreement shall bind and inure to the benefit of the respective successors and assigns of the parties, whether so expressed or not.

            7.4 Notices. All notices, consents, instructions and other communications required or permitted under this Agreement (collectively, "Notice") shall be effective only if given in writing and shall be considered to have been duly given when (i) delivered by hand, (ii)


                                       13
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sent by telecopier (with receipt confirmed), provided that a copy is mailed (on the same date) by certified or registered mail, return receipt requested, postage prepaid, or (iii) received by the addressee, if sent by Express Mail, Federal Express or other reputable express delivery service (receipt requested), or by first class certified or registered mail, return receipt requested, postage prepaid. Notice shall be sent in each case to the appropriate addresses or telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may from time to time designate as to itself by notice similarly given to the other parties in accordance herewith, which shall not be deemed given until received by the addressee). Notice shall be given:

            (1)   to Issuer at:

                  Gomez Advisors, Inc.
                  97 Lowell Road, Suite 13
                  Concord, MA 01742
                  Attn:  President
                  Telecopier:  (978) 287-0086

            (2)   to Ashton at:

                  The Ashton Technology Group, Inc.
                  1900 Market Street, Suite 701
                  Philadelphia, PA 19103
                  Attn:  President
                  Telecopier:  (215) 636-3560

            (3)   to the Ashton Executives at:

                  c/o The Ashton Technology Group, Inc.
                  1900 Market Street, Suite 701
                  Philadelphia, PA 19103
                  Attn:  President
                  Telecopier:  (215) 636-3560

            (4)   to the Gomez Principals at:

                  c/o Gomez Advisors, Inc.
                  97 Lowell Road, Suite 13


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

                  Concord, MA 01742
                  Attn:  President
                  Telecopier:  (978) 287-0086

            7.5 Construction of Terms. When the context in which words are used in this Agreement indicates that such is the intent, singular words shall include the plural and vice versa and masculine words shall include the feminine and the neuter genders and vice versa. References herein to Articles, Sections, Exhibits, Schedules or other subdivisions are to the appropriate subdivisions of this Agreement unless the context otherwise requires. The words "herein", "hereof", and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, Exhibit, Schedule or other subdivision.

            7.6 Descriptive Headings. The descriptive headings of the several Articles and Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

            7.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the conflict of laws provisions thereof.

            7.8 Entire Agreement. This Agreement, and the other writings, documents and agreements referred to herein or delivered pursuant hereto, contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto, including, without limitation, that certain unexecuted Memorandum of Understanding between Gomez and Ashton dated December 22, 1997. Each of the parties hereto acknowledge that, following the consummation of the transactions contemplated hereby, other than the equity securities and options of Issuer to be issued in accordance with this Agreement and any options or other equity securities to be issued in accordance with Issuer's Employee Incentive Plan, there are no outstanding shares of capital stock or other equity securities, options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to the equity interests of Issuer or obligating Issuer to issue or sell any shares of capital stock of, or any other interest in, Issuer.

            7.9 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            7.10 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart as long as each party shall have signed an original counterpart.

            7.11 Further Action. Each of the parties hereto shall cooperate fully with the other parties and shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things necessary, proper or advisable under applicable laws, and execute and deliver such documents and other papers as may be required or appropriate to carry out the provisions of this Agreement and consummate and make effective the transactions contemplated hereby.


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

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    GOMEZ ADVISORS, INC.


                                    By: /s/ Julio Gomez
                                        ----------------------------------------
                                        Name:  Julio Gomez
                                        Title: President


                                    THE ASHTON TECHNOLOGY GROUP, INC.


                                    By: /s/ Fredric W. Rittereiser
                                        ----------------------------------------
                                        Name:  Fredric Rittereiser
                                        Title: President & CEO


                                    /s/ Julio Gomez
                                    --------------------------------------------
                                    JULIO GOMEZ


                                    /s/ John Robb
                                    --------------------------------------------
                                    JOHN ROBB


                                    /s/ Alexander Stein
                                    --------------------------------------------
                                    ALEXANDER STEIN


                                    /s/ Fredric W. Rittereiser
                                    --------------------------------------------
                                    FREDRIC W. RITTEREISER


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                                    /s/ K. Ivan F. Gothner
                                    --------------------------------------------
                                    K. IVAN F. GOTHNER


                                    /s/ Arthur J. Bacci
                                    --------------------------------------------
                                    ARTHUR J. BACCI


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